EXHIBIT 99.1

T-Mobile Appoints Chris Sambar Chief Enterprise Officer and Evolves Leadership Team to Advance its Next Era of Strategic Growth and Innovation

André Almeida Named Chief Marketing, Brand and Broadband Officer as T-Mobile Continues Redefining Consumer Wireless and Supercharges Fast-Growing Broadband Business

Leadership Team Evolution Positions T-Mobile to Accelerate Expansion in New and Emerging Growth Opportunities, Innovate to Build Next-Generation Networks Powered by AI and 6G, and Strengthen Differentiation for Customers

BELLEVUE, Wash. – July 7, 2026 – T-Mobile (NASDAQ: TMUS) today announced that wireless industry veteran Chris Sambar will join the company as Chief Enterprise Officer, effective no later than October 14, 2026. Mr. Sambar will report to T-Mobile CEO Srini Gopalan and will lead T-Mobile’s fast-growing SMB, enterprise and government businesses while scaling the company’s emerging growth opportunities.

Mr. Sambar joins from Public Storage, where he is Chief Operating Officer. He previously spent two decades at AT&T where his accomplishments included building the company’s 5G mobile network, developing corporate strategy and leading enterprise sales, including the design and deployment of the FirstNet public safety network. With the appointment of Mr. Sambar, T-Mobile evolves its executive leadership team to further align with and advance the key strategic priorities that will drive the Un-carrier’s continued growth, innovation and disruption.

Consistent with the strategic priorities outlined in its February 2026 Capital Markets Update, T-Mobile’s next era will be powered by a relentless commitment to continue redefining consumer wireless, accelerating growth in new businesses expanding beyond core wireless, the expansion of America’s Best Network with innovative technology to transform customer experiences, and an unwavering focus on strengthening the Un-carrier spirit built on challenging the status quo.

T-Mobile also announced that André Almeida, currently Chief Broadband, Enterprise & Emerging Business Officer, is appointed to an expanded position as Chief Marketing, Brand & Broadband Officer. In this role, Mr. Almeida will partner with Chief Operating Officer Jon Freier to oversee T-Mobile’s consumer wireless and broadband businesses, focusing on capturing new growth segments and continuing to win with customers. T-Mobile’s network, technology, product engineering and cyber will be integrated under the leadership of Dr. John Saw, Chief Technology Officer, positioning the company to advance seamless connected experiences for consumers and build the next generation of AI and 6G experiences.

“Chris is a seasoned wireless industry leader with proven experience including expanding high-growth businesses and seizing market opportunities. He’s a terrific addition to T-Mobile’s leadership team,” said Srini Gopalan, CEO of T-Mobile. “I am also thrilled that André is stepping into his new role, as he has been instrumental in building several of our fastest-growing businesses. With these appointments, I am confident T-Mobile’s leadership team has the speed, focus and expertise to shape the next generation of our industry as we continue to innovate and disrupt with a truly differentiated offering for our customers.”

Leading T-Mobile’s enterprise and government businesses, Mr. Sambar will focus on expanding the company’s SMB and business customer portfolio and will help scale emerging growth opportunities such as T-Ads and Physical AI. The appointment of Mr. Sambar will advance T-Mobile’s strategy to disrupt and strengthen its presence in industries beyond core wireless, while redefining customer experiences in the enterprise market with the same spirit and focus that built T-Mobile’s position as the industry’s leader in wireless customer growth. Mr. Sambar brings extensive experience in scaling new business segments, with a track record of designing, engineering and operating next-generation mobile and fiber networks, including from his tenure as President, Network of AT&T. He holds an MBA from the University of Southern California and is a graduate of the U.S. Naval Academy. He served more than 20 years in the U.S. Navy, including seven years on active duty.

“I am honored to join T-Mobile’s exceptional leadership team at a time when the company is redefining the industry through bold innovation,” said Mr. Sambar. “T-Mobile’s relentless customer-first spirit is exactly what I believe will define the next generation of business technology and connectivity, and I look forward to helping unlock new growth opportunities while building on the company’s pioneering legacy and track record.”

T-Mobile also announced that Mike Katz, its Chief Business & Product Officer, has decided to step away and pursue new professional interests. He will remain in a strategic advisory role through December 2026 to support a seamless transition. Added Mr. Gopalan: “I extend my sincere gratitude to Mike for his incredible contributions to T-Mobile over his 20-plus years. Mike helped shape the Un-carrier movement and has been a driving force of so many of the bold moves that have transformed our company and our industry. Millions of consumers benefit every day from Mike’s vision and his commitment to dare to do things differently.”

Continued Mr. Gopalan: “T-Mobile has incredible opportunity ahead as we continue to exceed the ambitious goals we’ve set for ourselves and set a new standard for our industry. I’m confident that our leadership team’s long-term vision will drive sustained growth for T-Mobile and develop bold new offerings for our customers.”

About T-Mobile

As the supercharged Un-carrier, T-Mobile US, Inc. (NASDAQ: TMUS) is powered by an award-winning 5G network that connects more people, in more places, than ever before. With T-Mobile’s unique value proposition of best network, best value and best experiences, the Un-carrier is redefining connectivity and fueling competition while continuing to drive the next wave of innovation in wireless and beyond. Headquartered in Bellevue, Wash., T-Mobile provides services through its subsidiaries and operates its flagship brands, T-Mobile, Metro by T-Mobile and Mint Mobile. For more information, visit https://www.t-mobile.com.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including information concerning T-Mobile US, Inc.’s upcoming leadership transition and future results of operations, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions.

Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties and may cause actual results to differ materially from the forward-looking statements. Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: competition, industry consolidation and changes in the market for wireless communications services and other forms of connectivity; cyberattacks, disruptions, data loss or other security

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